Exhibit 10.5
Record and Return to:
Hunton & Williams LLP
1900 K Street NW
Washington DC 20006
Attn: Celeste White
ASSIGNMENT AND ASSUMPTION OF HISTORIC LEASE
(HL-SAFR001-00)
     This Assignment and Assumption of Historic Lease (HL-SAFR001-00) (this “Agreement”) is made and entered into as of February 16, 2011 (the “Effective Date”) by and among UNITED STATES DEPARTMENT OF THE INTERIOR, NATIONAL PARK SERVICE, ACTING THROUGH THE REGIONAL DIRECTOR, PACIFIC WEST REGION, AN AGENCY OF THE UNITED STATES OF AMERICA (“Lessor”), MARITIME HOTEL ASSOCIATES, L.P., a California limited partnership (“Assignor”), and WILDCATS OWNER LLC, a Delaware limited liability company (“Assignee”).
RECITALS
     A. Assignor is the lessee, and Landlord the lessor, under that certain Historic Lease (HL-SAFR001-98) dated as of October 16, 2000, as amended by that certain First Amendment to Historic Lease (HL-SAFR001-98) effective as of January 16, 2001, that certain Second Amendment to Historic Lease (HL-SAFR001-98) dated effective as of January 18, 2001, that certain Third Amendment to Historic Lease (HL-SAFR001-98), effective as of January 22, 2001, that certain Fourth Amendment to Historic Lease (HL-SAFR001-98), effective as of January 24, 2001, that certain Fifth Amendment to Historic Lease (HL-SAFR001-98), effective as of January 29, 2001, that certain Sixth Amendment to Historic Lease (HL-SAFR001-98), effective as of February 1, 2001, that certain Seventh Amendment to Historic Lease (HL-SAFR001-98), effective as of February 6, 2001, that certain Eighth Amendment to Historic Lease (HL-SAFR001-98), effective as of August 10, 2001, that certain Ninth Amendment to Historic Lease (HL-SAFR001-98), effective as of May 14, 2004, that certain Tenth Amendment to Historic Lease (which corrected designation to HL-SAFR001-00), effective as of September 18, 2008 and that certain Eleventh Amendment to Historic Lease (HL-SAFR001-00), dated as of the date hereof (collectively, the “Lease”), relating to that certain real property described in Exhibit A attached hereto. A Memorandum of Lease with respect to the Lease was recorded by the San Francisco Assessor-Recorder on July 25, 2001, as Instrument Number 2001-G986437-00. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Lease.
     B. Assignor has agreed, to sell, and Assignee has agreed to purchase, that certain hotel located at 495 Jefferson Street, San Francisco, California, and commonly known as the Argonaut Hotel, which is subject to the Lease.

     C. In connection with the purchase and sale of the hotel, Assignor desires to assign, and Assignee desires to assume, all of the rights and obligations of Assignor as Lessee under the Lease.
AGREEMENT
          NOW THEREFORE, in consideration of the agreements and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee and Lessor agree as follows, with effect as of the Effective Date:
1.	Assignment and Assumption of Lease.
1.1	Effective as of the Effective Date, Assignor does hereby assign and delegate all of its right, title, interest and obligations in, to and under the Lease to Assignee.

1.2	Assignee does hereby accept the foregoing assignment and delegation of the Lease and hereby assumes and agrees to observe and perform all of the obligations, terms, covenants and conditions of the Lessee under the Lease accruing from and after the Effective Date. The Lease shall continue in full force and effect from and after the Effective Date.

1.3	From and after the date hereof, the defined term “Lessee” in the Lease shall refer to Assignee.

1.4	Each of Assignor and Assignee hereby represents and warrants that it has full power and legal right and authority to execute this Agreement.
2.	Lessor’s Consent and Release.
2.1	Lessor acknowledges and consents to the foregoing assignment and delegation to and assumption by Assignee of the Lease.

2.2	Lessor hereby releases Assignor from all obligations and liabilities of “Lessee” under and relating to the Lease that accrue from and after the Effective Date.
3.	Miscellaneous.
3.1	As between Assignor and Assignee, this Agreement does not enlarge, restrict or otherwise modify the terms of the purchase and sale or constitute a waiver or release by Assignor or Assignee of any liabilities, duties or obligations imposed upon them (or any of their respective affiliates) by the terms of the purchase and sale.

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3.2	This Agreement may be executed in two or more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.
[Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF the parties have duly executed this Agreement the day and year first above written.

“ASSIGNOR” MARITIME HOTEL ASSOCIATES, L.P., a California limited partnership
By:	Hyde Street Hospitality, LLC, a Delaware limited liability company
Its:	General Partner

By:	/s/ Judith C. Miles
	Name:	Judith C. Miles
	Title:	Secretary

“ASSIGNEE” WILDCATS OWNER LLC, a Delaware limited liability company
By:	/s/ Raymond D. Martz
	Name:	Raymond D. Martz
	Title:	President

“LESSOR” NATIONAL PARK SERVICE
By:	/s/ Christine S. Lehnertz
	Name:	Christine S. Lehnertz
	Title:	Regional Director

Signature Page to Assignment and Assumption of Historic Lease

ACKNOWLEDGEMENT

STATE OF California	)
) ss.
COUNTY OF San Francisco	)
On February 28, 2011, before me, Grace Y Nishkalva, Notary Public, personally appeared Judith C. Miles ,
who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

/s/ Grace Y Nishkalva
Signature of Notary Public	Place Notary Seal
Signature Page to Assignment and Assumption of Historic Lease

ACKNOWLEDGEMENT

STATE OF Maryland	)
) ss.
COUNTY OF Montgomery	)
On January 28 , 2011, before me, Elizabeth A Wyche, Notary Public, personally appeared Raymond D. Martz,
who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of Maryland that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

/s/ Elizabeth A. Wyche

Signature of Notary Public	Place Notary Seal
Signature Page to Assignment and Assumption of Historic Lease

ACKNOWLEDGEMENT

STATE OF California	)
) ss.
COUNTY OF Alameda	)
On Feb 14, 2011, before me, Natascha H Fraser, Notary Public, personally appeared Christine S Lehnertz,
who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

/s/ Natasha H Fraser
Signature of Notary Public	Place Notary Seal
Signature Page to Assignment and Assumption of Historic Lease

EXHIBIT A
LEGAL DESCRIPTION
Real property in the City of San Francisco, County of San Francisco, State of California, described as follows:
PARCEL ONE:
BEGINNING AT THE POINT OF INTERSECTION OF THE SOUTHERLY LINE OF JEFFERSON STREET WITH THE EASTERLY LINE OF HYDE STREET; RUNNING THENCE EASTERLY ALONG SAID LINE OF JEFFERSON STREET 202.834 FEET TO A POINT DISTANT THEREON 209.666 FEET WESTERLY FROM THE WESTERLY LINE OF LEAVENWORTH STREET; THENCE DEFLECTING 89° 55’ 30” TO THE RIGHT AND RUNNING SOUTHERLY 141.370 FEET; THENCE SOUTHERLY AND SOUTHEASTERLY ALONG A CURVE TO THE LEFT TANGENT TO THE PRECEDING COURSE, WHICH CURVE HAS A RADIUS OF 301.90 FEET, A CENTRAL ANGLE OF 26° 16’ 49.43”, AN ARC DISTANCE OF 138.475 FEET TO A POINT ON THE NORTHERLY LINE OF BEACH STREET; THENCE DEFLECTING 116° 21’ 19.43” TO THE RIGHT FROM THE TANGENT OF THE PRECEDING CURVE AT LAST SAID POINT AND RUNNING WESTERLY ALONG SAID LINE OF BEACH STREET 234.400 FEET TO THE EASTERLY LINE OF HYDE STREET; THENCE NORTHERLY ALONG SAID LINE OF HYDE STREET 275.00 FEET TO THE POINT OF BEGINNING.
BEING A PORTION OF 50 VARA BLOCK NO. 259.
EXCEPTING THEREFROM: THE RETAINED SPACE AS DEFINED AND SET FORTH IN THAT CERTAIN MEMORANDUM OF LEASE RECORDED JULY 25, 2001 AS DOCUMENT NO. 2001-G986437-00 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.
FURTHER EXCEPTING THEREFROM: THE PREMISES EXTENDING BELOW (A) THE BOTTOM SURFACE OF THE CONCRETE SLAB ON THE LOWEST LEVEL OF THE HASLETT WAREHOUSE, EXCEPT FOR THE SPECIFIC BUILDING FOUNDATION STRUCTURES, (B) OR THE BOTTOM SURFACE OF THE HARDSCAPE OR ANY IMPROVEMENTS INSTALLED BY THE LESSEE SUPPORTING SUCH HARDSCAPE ON THE ABOVE-DESCRIBED LAND THAT IS NOT SITUATED UNDER THE HASLETT WAREHOUSE.
FURTHER EXCEPTING THEREFROM: ALL MINERAL DEPOSITS AS DEFINED IN SECTION 6407 OF THE PUBLIC RESOURCES CODE, TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS, AS RESERVED IN THE “QUITCLAIM DEED” RECORDED APRIL 9, 1998 BOOK H108 PAGE 319, OFFICIAL RECORDS.

PARCEL TWO:
A PERPETUAL EASEMENT APPURTENANT TO THE ABOVE DESCRIBED PROPERTY OVER A STRIP OF LAND 3.50 FEET IN WIDTH LYING CONTIGUOUS TO AND EASTERLY OF THE EASTERLY BOUNDARY LINE OF THE ABOVE DESCRIBED PREMISES AND EXTENDING FROM THE NORTHERLY LINE OF BEACH STREET TO A POINT 27 FEET AND 1-1/8 INCHES SOUTHERLY FROM THE SAID SOUTHERLY LINE OF JEFFERSON STREET, THIS EASEMENT BEING THE PURPOSES OF PERPETUALLY MAINTAINING SUITABLE CLEARANCE FOR SPUR TRACT PURPOSES; AND NO STRUCTURE SHALL BE CONSTRUCTED IN, OVER OR UPON SAID 3.50 FOOT STRIP OF LAND EXCEPT SUCH STRUCTURES AS MAY BE REQUIRED TO DRAIN, MAINTAIN, SUPPORT OR CONSTRUCT A SPUR TRACK AT ANY ELEVATION REQUIRED BY GOOD RAILROAD PRACTICE, AS CREATED AND RESERVED IN THE DEED FROM CALIFORNIA PACKING CORPORATION, A NEW YORK CORPORATION, TO SECURITY LITHOGRAPH COMPANY, A CALIFORNIA CORPORATION, DATED FEBRUARY 12, 1948, AND RECORDED FEBRUARY 16, 1948 IN BOOK/REEL 4815 AT PAGE/IMAGE 487 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA.
PARCEL THREE:
A NON-EXCLUSIVE EASEMENT AS AN APPURTENANCE TO PARCEL ONE ABOVE, FOR REASONABLE ACCESS THROUGH THE RETAINED SPACE AS DEFINED AND SET FORTH IN THAT CERTAIN MEMORANDUM OF LEASE RECORDED JULY 25, 2001 AS DOCUMENT NO. 2001-G986437-00 OF OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO, CALIFORNIA AND DESCRIBED IN SECTION 2.1.2 OF THE LEASE DATED OCTOBER 16, 2000.
     Assessor’s Lot 002; Block 0010